UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. 1)

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[_]	Soliciting Material under §240.14a-12

American Growth Fund, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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American Growth Fund, Inc.
Series Two
1636 Logan Street
Denver, CO 80203
800-525-2406

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS to be held May 7, 2020

Dear Stockholders:

The Board of Directors of The American Growth Fund, Inc. (the "Company") is holding a special meeting ("Special Meeting") of stockholders of Series Two, Thursday, May 7, 2020 at 10:00 a.m., Mountain Time. This will be a virtual meeting. If you wish to attend, please send an email to us at: proxy2020@americangrowthfund.com Please include your name as it appears on your statements, your account number and your email address. On May 1, 2020 you will receive an email detailing how to attend the meeting. If for some reason you do not receive this email by May 4, 2020 please email us at proxy2020@americangrowthfund.com or call us at 800-525-2406.

     The Special Meeting is being held to present to stockholders of Series Two (the “Fund”) the following proposals (the “Proposals”) along with the ability of the designated proxies to act on any other business as may properly come before the Special Meeting:

     1. To approve a change in the Fund’s fundamental investment policy to concentrate (i.e., invest more than 25% of its total assets) in the securities of cannabis related issuers in the Pharmaceuticals, Medicinal Chemicals and Botanical Products, and Biotechnology Industry Group.

2. To amend the Fund’s fundamental investment policy regarding Senior Securities.

     3. To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

     If the Proposals are approved, the Series Two investment portfolio will be repositioned to adhere to the new fundamental investment policy to concentrate its investments. The Series Two name will then change to American Growth Cannabis Fund, which the Company believes would better reflect the investment objective and strategy of the Fund.

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     The Company has fixed the close of business on April 3, 2020 as the record date for determining stockholders entitled to notice of and to vote at the Special Meeting.

     Each share of the Fund is entitled to one vote and a proportionate fractional vote for each fractional share held.

     You are cordially invited to attend the Special Meeting. If you are unable to attend the Special Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid return envelope or by facsimile, email or by telephone. It is very important that you return your signed proxy card promptly so that a quorum may be ensured, and the costs of further solicitations avoided. As always, we thank you for your confidence and support.

     The Company´s Board of Directors has carefully reviewed the Proposals and recommends that you vote "FOR" the Proposals.

By Order of the Company,
March 23, 2020

Michael L. Gaughan
Corporate Secretary
American Growth Fund, Inc.

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL STOCKHOLDER MEETING TO BE HELD ON May 7, 2020: This Notice, Proxy Statement and the Fund´s most recent Annual Report to stockholders are available on the internet at http://www.agfseries2.com.

At your request, the Company will send you a copy of the proxy statement and annual report for the Fund. Please call the Fund at 1-800-525-2406, visit www.agfseries2.com, email us at proxy2020@americangrowthfund.com, or write to American Growth Fund, Inc., 1636 Logan Street, Denver, CO 80203.

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QUESTIONS & ANSWERS - YOUR VOTE IS VERY IMPORTANT!

Dated: March 23, 2020

Question: What is this document and why did you send it to me?

Answer: The attached document is a proxy statement (the "Proxy Statement") for Series Two (the "Fund"), a mutual fund of American Growth Fund, Inc. (the "Company"). The purpose of this Proxy Statement is to solicit votes from stockholders of the Fund to:

1.	Approve a change in a fundamental policy of the Fund regarding its ability to invest 25% or more of its total assets in securities of cannabis related issuers whose principal business activities are in the same industry or group of industries (i.e., “concentrate” in an industry or group of industries) (“Concentration Policy”) ("Proposal 1"). If approved, Proposal 1 would permit the Fund to concentrate in the Pharmaceutical, Medicinal Chemicals and Botanical Products, and Biotechnology Industry Group within the cannabis and hemp industries.
2.	Approve a change in a fundamental policy of the Fund regarding the Senior Securities (“Proposal 2”). The proposed amendment would prohibit the Fund from issuing senior securities, except as permitted under the Investment Company Act of 1940 (“1940 Act”) or any relevant rule, exemption or interpretation thereunder issued by the SEC. The 1940 Act requires a fund to have an investment restriction describing its ability to issue senior securities, and SEC staff guidance and interpretations allow an open-end fund under certain conditions to engage in a number of types of transactions that might otherwise be considered to create senior securities.

The Proxy Statement contains information that stockholders of the Fund should know before voting on this change. The Proxy Statement should be reviewed and retained for future reference.

Question: Why do I need to vote?

Answer: The Fund’s concentration policy and senior securities policy may not be changed without stockholder approval. Your vote is needed to ensure that a quorum and sufficient votes are present at the Special Meeting so that the Proposals can be acted upon. Your immediate response on the enclosed Proxy Card will help prevent the need for any further solicitations for

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a stockholder vote, which could result in additional expenses that will be borne by the stockholders. Your vote is very important regardless of the number of shares you own.

Question: What is a Sector Fund?

Answer: A sector fund is a stock mutual, exchange-traded or closed-end fund that invests primarily in companies that operate in a particular industry or sector of the economy. Currently, Series Two primarily invests in companies associated with the cannabis industry, which may include investments in, for example, legally registered publicly traded companies such as agriculture, pharmaceutical, hydroponic, tobacco companies and/or REITs. Under the new investment policy regarding concentration, Series Two will continue to invest primarily in the legal cannabis industry but will concentrate in the Pharmaceutical, Medicinal Chemicals and Botanical Products, and Biotechnology Industry Group.

If Proposal 1 is approved by stockholders of the Fund, the Series Two investment portfolio will be repositioned to adhere to the new Concentration Policy, and the Series Two name will change to American Growth Cannabis Fund. The Company believes that the new name will better reflect the investment objective and strategy of the Fund.

The proposed change to the senior securities policy is intended to update the policy in accordance with current industry practice, and is not expected to result in any change in how Series Two will be managed.

Question: What is a Fundamental Investment Policy?

Answer: A fundamental investment policy is an investment guideline that the Advisor and Investment Committee must follow when investing in securities for a mutual fund. Any change to a fundamental policy must be approved by the stockholders of the fund before it is implemented. The currently effective fundamental investment policies can be found in the Company´s Statement of Additional Information which is available online at www.agfseries2.com or by calling 1-800-525-2406.

Question: Will this be a taxable event?

Answer: Upon a successful proxy vote, Series Two will reposition its investment portfolio to adhere to the new Concentration Policy. This may cause the Fund to buy or sell securities at a disadvantageous time and price and could result in its realizing capital gains (or losses) that

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would not otherwise have been realized and incurring transaction costs that would not otherwise have been incurred. These impacts could be material and would be borne by the Fund and directly or indirectly by the Fund’s stockholders.

Question: How does the Company´s Board of Directors (the "Board") recommend that I vote?

Answer: After careful consideration and upon recommendation of the Adviser, the Company´s Board of Directors unanimously recommend that stockholders vote "FOR" the Proposals.

Question: Who is paying for expenses related to the Special Meeting?

Answer: The cost of the Special Meeting for Series Two will be borne by the stockholders and is expected to be less than $20,000.

Question: How do I vote my shares?

Answer: You can vote your shares by email, mail, facsimile or telephone by following the instructions on the enclosed proxy card.

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PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS To Be Held May 7, 2020

Introduction

American Growth Fund, Inc. (the "Company") has called a special meeting (the "Special Meeting") of the stockholders of Series Two (the “Fund”), a separate series of the Company, in order to seek stockholder approval of two proposals. Proxies are solicited on behalf of the Board of Trustees (the “Board” or the “Trustees”) of the Company. A proxy is enclosed with the foregoing Notice of the Special Meeting and this Proxy Statement.

Proposal 1 is to change Series Two’s current fundamental investment policy regarding its ability to concentrate its investments in any particular industry or group of industries to Medicinal Chemicals and Botanical Products, and Biotechnology, to allow the Fund to invest more than 25% of its total assets in the securities of cannabis related issuers conducting their principal business activities in the Pharmaceutical, Medicinal Chemicals and Botanical Products, and Biotechnology Industry Group.

Proposal 2 is to amend Series Two’s current fundamental policy regarding the restriction against issuing senior securities. The proposed amendment would prohibit the Fund from issuing senior securities, except as permitted under the Investment Company Act of 1940 (“1940 Act”) or any relevant rule, exemption or interpretation thereunder issued by the SEC. The 1940 Act requires a fund to have an investment restriction describing its ability to issue senior securities, and SEC staff guidance and interpretations allow an open-end fund under certain conditions to engage in a number of types of transactions that might otherwise be considered to create senior securities.

Investment Research Corporation (the "Adviser") will continue as investment adviser for Series Two, and the Investment Committee´s responsibility for the day-to-day management of the Fund´s securities portfolios will not change.

The Special Meeting will be held on Thursday, May 7, 2020. This will be a virtual meeting. If you wish to attend, please send an email to us at:

proxy2020@americangrowthfund.com

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Please include your name as it appears on your statements, your account number and your email address. On May 1, 2020 you will receive an email detailing how to attend the meeting. If for some reason you do not receive this email by May 4, 2020 please email us at proxy2020@americangrowthfund.com or call us at 800-525-2406. This Proxy Statement and form of proxy are being mailed to stockholders of record on or about April 9, 2020.

Proposals for Consideration

The Special Meeting has been called by the Board of Directors of the Company to present Series Two stockholders with the following proposals:

1. To approve a change in the Fund’s fundamental investment policy to allow the Fund to concentrate (i.e., invest more than 25% of its total assets) in the securities of cannabis related issuers in the Pharmaceuticals, Medicinal Chemicals and Botanical Products, and Biotechnology Industry Group.

The 1940 Act requires all mutual funds, like the Fund, to adopt certain “fundamental” investment policies with respect to several specific types of activities, including a fund’s ability to: concentrate its investments in any particular industry or group of industries; borrow money; issue senior securities; engage in the business of underwriting securities issued by other persons; purchase or sell real estate; purchase or sell commodities; and make loans to other persons. Fundamental investment policies of mutual funds (such as the Fund) cannot be changed without shareholder approval.

Among the fundamental policies that a fund must disclose in its registration statement is its investment policy regarding its ability to invest 25% or more of its total assets in securities of cannabis related issuers whose principal business activities are in the same industry or group of industries (i.e., “concentrate” in an industry or group of industries) (“Concentration Policy”). A fund’s Concentration Policy may not be amended without stockholder approval.

The Fund’s current Concentration Policy states the following: “In applying its restrictions on concentration of investments in any one industry, the Fund uses industry classifications based, where applicable, on Bridge Information Systems, Reuters, the S&P Stock Guide published by Standard & Poors, the O’Neil Database published by William O’Neil & Co., Inc., information obtained from Value Line, Bloomberg L.P. and Moody’s International, and/or the prospectus of the issuing company, and/or other recognized classification resources. Selection of an appropriate industry classification resource will be made by management in the exercise of its

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reasonable discretion. The Fund will not concentrate its investments in any particular industry nor will it purchase a security if, as a result of such purchase, more than 25% of its assets will be invested in a particular industry.”

The proposed Concentration Policy would state the following: “The Fund may not invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries, except that the Fund will concentrate (i.e., invest more than 25% of its total assets) in the securities of cannabis related issuers in the Pharmaceuticals, Medicinal Chemicals and Botanical Products, and Biotechnology Industry Group. (The limitation against industry concentration does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or to shares of investment companies; however, the Fund will not invest more than 25% of its net assets in any investment company that so concentrates.)”

The Fund also will add the following notation to its Concentration Policy, which will not be part of the fundamental policy and therefore can be changed without shareholder approval: “The following notation is not considered to be part of the Fund’s fundamental restrictions and is subject to change without shareholder approval. In applying its restrictions on concentration of investments in any one industry, the Fund uses industry classifications based on a variety of sources, including the Standard Industry Classification (SIC) system, the Global Industry Classification (GIC) system, Bridge Information Systems, Reuters, the S&P Stock Guide published by Standard & Poors, the O’Neil Database published by William O’Neil & Co., Inc., information obtained from Value Line, Bloomberg L.P. and Moody’s International, and/or the prospectus of the issuing company, and/or other recognized classification resources. Selection of an appropriate industry classification resource will be made by management in the exercise of its reasonable discretion. Industry categories and issuer assignments may change over time as industry sectors and issuers evolve. Portfolio allocations shown in shareholder reports and other communications may use broader investment sectors or narrower sub-industry categories.”

The Company expects that the Pharmaceuticals, Medicinal Chemicals and Botanical Products, and Biotechnology Industry Group may provide the best opportunity for return. A number of companies in these industries have been increasing their involvement in cannabis-related products and services, so the proposed Concentration Policy would provide the Fund with greater flexibility to invest in such companies. The Pharmaceutical industry includes companies engaged in the research, development or production of pharmaceuticals. The Medicinal

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Chemicals and Botanical Products industry includes establishments primarily engaged in manufacturing bulk organic and inorganic medicinal chemicals and their derivatives, as well as processing bulk botanical drugs and herbs. Also included in this industry are establishments engaged in isolating active medicinal principals from botanical drugs and herbs. The Biotechnology Industry includes companies primarily engaged in the research, development, manufacturing and/or marketing of products based on genetic analysis and genetic engineering.

If Proposal 1 is approved, the Fund’s investment objective, investment policies (other than its Concentration Policy) and investment strategies will remain substantially unchanged. If the Proposal is approved, the Fund will amend its registration statement to disclose the revised Concentration Policy, and the proposed changes to the Concentration Policy will be implemented as soon as practicable after the registration statement is amended. If the Proposal is approved, the Fund’s investment portfolio will be repositioned to adhere to the new Concentration Policy and the Series Two name will change to American Growth Cannabis Fund, which the Company believes would better reflect the purpose of the Fund.

If Proposal 1 is not approved, the Fund will continue to observe its current Concentration Policy.

At a meeting held in December of 2019, the Board, including the Trustees who are not “interested persons” as defined by the 1940 Act (the “Independent Trustees”), voted to approve the proposed change to the Fund’s Concentration Policy, subject to approval by Fund stockholders.

Therefore, the Board recommends that stockholders of Series Two vote FOR the modification of Series Two fundamental investment policy to concentrate (i.e., invest more than 25% of its total assets) in the securities of cannabis related issuers in the Pharmaceuticals, Medicinal Chemicals and Botanical Products, and Biotechnology Industry Group.

2. To amend the Fund’s fundamental investment policy regarding Senior Securities.

The Fund’s current fundamental investment policy regarding senior securities states the following: “Series Two cannot issue senior securities, but is able to invest in other investment companies or investment trusts under a different set of conditions which are set forth below. Series Two is able to invest in other investment companies or investment trusts under the

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following set of conditions: (a) Other Investment Companies – Series Two is able to invest in other investment companies to the extent permitted by applicable law or SEC exemption. Under Section 12(d)(1) of the 1940 Act, a mutual fund generally is limited to investing only up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company, and no such investment can represent more than 3% of the voting stock of an acquired investment company. In addition, no mutual funds for which IRC acts as an advisor may, in the aggregate, own more than 10% of the voting stock of a closed-end investment company. The 1940 Act and related rules provide certain exemptions from these restrictions. (b) Real Estate Investment Trusts (REITs) – Series Two may invest in REITs as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over Series Two.”

If the proposed amendment is approved by shareholders, the restriction would read that the Fund may not: “issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.”

The 1940 Act requires a fund to have an investment restriction describing its ability to issue senior securities. A “senior security” is any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. The 1940 Act generally prohibits an open-end fund, such as the Fund, from issuing senior securities to limit the fund’s ability to use leverage. In general, leverage occurs when a fund borrows money to enter into securities transactions or acquires an asset without being required to make payment until a later time.

SEC staff guidance and interpretations allow an open-end fund under certain conditions to engage in a number of types of transactions that might otherwise be considered to create “senior securities~” for example, short sales, certain options, and futures transactions, reverse repurchase agreements and securities transactions that obligate the fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). According to SEC staff interpretations, when engaging in these types of transactions, in order to avoid creating a senior security, a fund must either (i) mark on its books or its custodian’s books, or segregate with its custodian bank, cash or other liquid securities to cover its future obligations~ or (ii) otherwise cover such obligation, in accordance with guidance from the SEC. This procedure limits the amount of a fund’s assets that may be invested in these types of

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transactions and the fund’s exposure to the risks associated with senior securities. The Fund’s current fundamental investment restriction relating to issuing senior securities generally prohibits the Fund from issuing senior securities, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into options, futures, or repurchase transactions.

The proposed amendment would prohibit the Fund from issuing senior securities, except as permitted under the 1940 Act or any relevant rule, exemption or interpretation thereunder issued by the SEC. The proposed amendment also would clarify that investments in other investment companies and REITS generally are not subject to investment policies regarding, and limitations on, the ability to issue senior securities. Investments in other investment companies are subject to Section 12(d) of the 1940 Act, under which a mutual fund generally is limited to investing only up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company, and no such investment can represent more than 3% of the voting stock of an acquired investment company. In addition, no mutual funds for which IRC acts as an Adviser may, in the aggregate, own more than 10% of the voting stock of a closed-end investment company. The 1940 Act and related rules provide certain exemptions from these restrictions. It is expected that the Fund will retain this investment policy, but it will not be a fundamental policy, and thus could be changed without a shareholder vote. It is also expected that the Fund will retain its policy with respect to investments in REITS under which the Fund may invest in REITs as permitted by the 1940 Act or other governing statute, by the rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

The Fund does not have any present intention of changing its current investment strategies regarding transactions that may be interpreted as resulting in the issuance of senior securities. In addition, the Board does not believe the new restriction will impact the Fund’s risk profile, and the Fund is not currently anticipating any changes to its investments that might be considered to create a senior security.

Availability of Fund Literature

The most recent prospectus, statement of additional information, audited annual report for the Fund, and the most recent subsequent semi-annual report of the Fund are available at www.agfseries2.com. At your request, the Company will send you a free copy of the most recent audited annual report for the Fund, and the most recent subsequent semi-annual report.

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At your request, the Company will send you a free copy of the Fund´s current prospectus and statement of additional information. Please call the Fund at 1-800-525-2406 or write to American Growth Fund, Inc., 1636 Logan Street, Denver, CO 80203 to request an annual and/or semi-annual report, a prospectus, a statement of additional information or with any questions you may have relating to the Proxy Statement.

Risks for Consideration

Funds that invest more than 25% of their total assets in securities of companies whose principal business activities are in the same industry or a group of industries are subject to additional risks. If Proposal 1 is approved, the Fund will invest 25% or more of the portfolio in the securities of cannabis related issuers in the Pharmaceuticals, Medicinal Chemicals and Botanical Products, and Biotechnology Industry Group, which will make the Fund more susceptible to economic, business, political or other factors affecting the issuers in that industry group. In general, concentration in an industry or a group of industries can be expected to increase the frequency and magnitude of any increases and decreases in the value of the Fund’s shares. Accordingly, a fund that concentrates its investments in a particular industry or group of industries will involve more risk than a fund that invests more broadly.

Taxable Event

Upon a successful proxy vote, Series Two will reposition the portfolio to adhere to the new Concentration Policy. This may cause the Fund to buy or sell securities at a disadvantageous time and price and could result in its realizing capital gains (or losses) that would not otherwise have been realized and incurring transaction costs that would not otherwise have been incurred. These impacts could be material and would be borne by the Fund and directly or indirectly by the Fund’s stockholders.

Voting Information

Voting Securities and Required Vote

As of February 3, 2020, there were 246,040 par value shares of common stock of the Series Two outstanding.

Only stockholders of record at the close of business on April 3, 2020 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting and any adjournments or

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postponements thereof. All stockholders of record of the Fund on the Record Date are entitled to vote on the Proposals. Each Fund stockholder is entitled to one vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Special Meeting.

The presence in person or by proxy of the holders of record of shares issued and outstanding and entitled to vote representing more than fifty percent of the total combined net asset value of all shares issued and outstanding and entitled to vote shall constitute a quorum for the transaction of any business at the Special Meeting. Any meeting of Fund stockholders may be adjourned from time to time by a majority of the votes of the stockholders properly cast upon the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice. Proxies returned for shares that represent broker non-votes, and shares whose proxies reflect an abstention on a Proposal, are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists. However, since such shares are not voted in favor of the Proposal, they have the effect of counting as a vote AGAINST the Proposal. Approval of each Proposal will require the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Portfolio present at the Special Meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (ii) more than 50% of its outstanding voting securities. These percentages are required by the 1940 Act. “Voting securities” refers to the shares of the Fund. No business other than the Proposals is expected to come before the Special Meeting. If any other matters arise requiring a vote of Series Two stockholders, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to his or her best judgment in the interests of the Fund.

Voting Methods

You may attend the Special Meeting and vote in person or you can vote your shares by completing and signing the enclosed proxy card(s) and email it, faxing it, or mailing it in the enclosed postage-paid envelope. You may also vote by telephone by calling the toll-free number printed on your proxy card(s).

If you simply sign and date the proxy card, but do not indicate a specific vote on a Proposal, your shares will be voted FOR the Proposal and to grant discretionary authority to the persons

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named as proxies on the card to vote as they determine as to any other matters that may properly come before the Special Meeting. Abstentions will be treated as votes AGAINST the Proposal.

Revocation

Stockholders who execute proxies may revoke them at any time before they are voted by (1) filing with the Fund a written notice of revocation, or (2) by attending the Special Virtual Meeting and voting in person.

Submission of Certain Shareholder Proposals

The Company is not required, and does not intend, to hold regular annual meetings of stockholders. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of stockholders.

Adjournments

It is important that we receive your signed proxy card to ensure that there is a quorum for the Special Meeting. If we do not receive your vote, you may be contacted by a representative of the Company who will remind you to vote your shares and help you return your proxy card. In the event a quorum is present at the Special Meeting but sufficient votes to approve the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.

Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy and entitled to vote at the Special Meeting.

Effect of Abstentions and Broker "Non-Votes"

All proxies voted, including abstentions and broker non-votes (shares held by brokers or nominees where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum. In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposals to be voted

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upon may "affect substantially" a stockholder´s rights or privileges, the broker may not vote the shares as to those proposals even if it has discretionary voting power.

As a result, these shares also will be treated as broker non-votes for purposes of proposals that may "affect substantially" a stockholder´s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Special Meeting).

Abstentions and broker non-votes will be treated as shares voted against the proposals. Treating broker non-votes as votes against a proposal can have the effect of causing stockholders who choose not to participate in the proxy vote to prevail over stockholders who cast votes or provide voting instructions to their brokers or nominees. In order to prevent this result, the Fund may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote. The Fund also may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum. Abstentions and broker non-votes will not be voted "FOR" or "AGAINST" any adjournment.

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Banks, broker-dealers, voting trustees and their nominees should advise the Company, in care of American Growth Fund, Inc. 1636 Logan Street, Denver, CO, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement they wish to receive in order to supply copies to the beneficial owners of the respective shares.

Householding

As permitted by law, only one copy of this Proxy Statement is being delivered to stockholders residing at the same address, unless such stockholders have notified the Company of their desire to receive multiple copies of the reports and proxy statements the Company sends. If you would like to receive an additional copy, please contact the Fund by writing to the address set forth on the first page of this Proxy Statement or by calling 1-800-525-2406. The Fund will then promptly deliver a separate copy of the Proxy Statement to any stockholder residing at an address to which only one copy was mailed. Stockholders wishing to receive separate copies of the Company´s reports and proxy statements in the future, and stockholders sharing an address

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that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

Service Providers

The Fund uses various service providers who provide an array of services to the Company. These services include custody, administration, accounting, transfer agency and distribution ("Third Party Service Arrangements"). Currently, Third Party Service Arrangements are provided to the Company by Investment Research Corporation (Adviser), Fund Services, Inc. (Transfer Agent), UMB Bank NA (Custodian), UMB Bank NA (Retirement Plan Custodian), Tait Weller & Baker LLP (Independent Auditor), K&L Gates LLP (Legal Counsel), and World Capital Brokerage, Inc. (Underwriter). The principal business address of the Adviser, Underwriter, and Administrator is 1636 Logan Street, Denver, CO 80203.

The Adviser and the Investment Committee responsible for the day-to-day management of the Company will not change upon approval of the Proposals. Series Two will continue to be overseen by the same Board of Directors. Details regarding the Board of Directors can be found in the Fund´s Annual or Semi-Annual reports available at www.americangrowthfund.com or by calling 800-525-2406.

Security Ownership of Management and Certain Beneficial Owners

To the best knowledge of the Company, there were no Directors or officers of the Company or other stockholders who were the beneficial owners of more than 5% of the equity securities of the Fund on the Record Date. As of the Record Date, the Company knows of no other person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding voting securities of the Fund.

Other Business

The Board of Directors of the Company knows of no business to be brought before the meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the stockholders of the Fund arise, however, the proxies will vote thereon according to their best judgment in the interests of the Fund and the stockholders of the Fund.

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Proxy Voting Card

(name)
(address)
(address1)
(city), (state) (zipCode)

(acctNumber)

Special Meeting of the Stockholders
Thursday May 7, 2020
To be held virtually.

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the proposals below have been proposed by the Board of Trustees. When this proxy is properly executed, the shares represented hereby will be voted as specified below.

If you wish to attend, please send an email to us at:

proxy2020@americangrowthfund.com

Please include your name as it appears on your statements, your account number and your email address. On May
1, 2020 you will receive an email detailing how to attend the meeting. If for some reason you do not receive this email by May 4, 2020 please email us at proxy2020@americangrowthfund.com or call us at 800-525-2406.

You can also fill out and email this proxy card to proxy2020@worldcapitalbrokerage.com or fax this proxy card to
303-626-0614 or mail this proxy card in the enclosed postage paid return envelope or phone in your vote by calling
1-800-525-2406. If you phone in your vote please be prepared to provide your social security number or other personal information as verification.

Please use a black ink pen and mark your votes with an X. Please do not write outside of the provided boxes.

Voting Items

The Board of Directors recommends voting FOR Proposals 1 and 2, as detailed in the Proxy Statement and outlined below.

For Against Abstain
1. To approve a change in the Fund’s [_] [_] [_]
fundamental investment policy to concentrate
(i.e., invest more than 25% of its total assets)
in the securities of cannabis related issuers in the
Pharmaceuticals, Medicinal Chemicals and Botanical
Products, and Biotechnology Industry Group.

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2. To amend the Fund’s fundamental [_] [_] [_]
investment policy regarding Senior Securities.

Authorized Signatures - This section must be completed for your vote to be counted. Date and sign below.

Please sign exactly as name(s) appears. Joint Owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date: _______________________

Signature 1: ____________________________________________________________________

Signature 2: ____________________________________________________________________

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